ASSIGNMENT OF BENEFICIAL INTEREST OF TRUST

This Assignment of Beneficial Interest, dated as of ____________________, is made by the undersigned, being CONTRAIL AVIATION LEASING, LLC (the "Pledgor"), and OLD NATIONAL BANK (the "Secured Party").

We refer to that certain Declaration of Trust (MSN 29922, dated as of June 26, 2019 (the "Trust Deed") among the Pledgor, as Beneficial Owner (as defined in the Trust Deed), Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity, except as provided in the Trust Deed, but solely as Trustee (in such capacity, the "Trustee") and Contrail Aviation Support, LLC, as Parent (as defined in the Trust Deed) in respect of one (1) Boeing model 7370800 aircraft with manufacturer's serial number 29922 (the "Aircraft").

Capitalized terms used herein and not otherwise defined shall have the meanings attributed thereto in the Trust Deed.

The Pledgor, as the sole Beneficial Owner under the Trust Deed and the sole legal and beneficial owner of the beneficial interest (the "Beneficial Interest") in the Trust Estate (as defined in the Trust Deed), hereby assigns, conveys, transfers and sets over to the Secured Party, all of the Pledgor's right, title and interest in and to the Beneficial Interest.

The Pledgor hereby warrants to the Secured Party, its successors and assigns, that (i) there is hereby irrevocably conveyed to the Secured Party full beneficial title to the Beneficial Interest, free and clear of any and all claims or liens other than the interests granted in favor of the Secured Party (the "Permitted Encumbrances") and
(ii) the Trustee holds full legal title to the Aircraft for the benefit of the Pledgor as sole holder of the Beneficial Interest free and clear of any and all claims or liens (other than Permitted Encumbrances).

The Pledgor agrees with the Secured Party, and its successors and assigns, that the Pledgor will warrant and defend such title to the Beneficial Interest and such title of the Trustee in the Aircraft forever against all claims and demands whatsoever (other than Permitted Encumbrances).

This Assignment of Beneficial Interest may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

This Assignment of Beneficial Interest and all non-contractual obligations arising out of or in connection therewith shall be governed by and construed in accordance with the laws of Ireland.

This Assignment of Beneficial Interest is executed and delivered as a deed.

SIGNED and DELIVERED as a Deed for and on behalf of
CONTRAIL AVIATION LEASING, LLC,
as Pledgor

by
its duly authorized attorney
in the presence of: Signature:
Name: Address:

The above and foregoing Assignment of Beneficial Interest is hereby accepted and agreed to on the day and year first above written. By its execution and delivery to the Trustee of this Assignment of Beneficial Interest, the

Secured Party hereby covenants in favor of the Trustee that it will, with effect from the date hereof, be bound by the terms of the Trust Deed as Beneficial Owner, including, without limitation, clause 6 thereof (Indemnification). By its execution and delivery to the Trustee of this Assignment of Beneficial Interest, the Parent hereby confirms its consent to the assignment of the Beneficial Interest in the Trust Estate effected hereby and that it shall remain bound by the terms of the Trust Deed as Parent, including, without limitation, clause 6 thereof (Indemnification).

SIGNED and DELIVERED as a Deed for and on behalf of
OLD NATIONAL BANK,
as Secured Party

by
its duly authorized attorney
in the presence of: Signature:
Name:
Address:

SIGNED and DELIVERED as a Deed for and on behalf of
CONTRAIL AVIATION SUPPORT, LLC,
as Parent

by
its duly authorized attorney
in the presence of: Signature:
Name: Address:

Acknowledged by the Trustee

SIGNED and DELIVERED as a Deed for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED,
as Trustee

by
its duly authorized attorney
in the presence of: Signature:
Name: Address:

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